CAPITAL SECURITIES	12 Months Ended
Dec. 31, 2020
Share Capital, Reserves And Other Equity Interest [Abstract]
CAPITAL SECURITIES	CAPITAL SECURITIES
The partnership had the following capital securities outstanding as of December 31, 2020 and 2019:

(US$ Millions, except where noted)	Shares outstanding	Cumulative dividend rate	Dec. 31, 2020	Dec. 31, 2019
Operating Partnership Class A Preferred Equity Units:
Series 1	24,000,000	6.25%	$586	$574
Series 2	24,000,000	6.50%	555	546
Series 3	24,000,000	6.75%	538	530
BPO Class B Preferred Shares:
Series 1(1)	3,600,000	70% of bank prime	—	—
Series 2(1)	3,000,000	70% of bank prime	—	—
Brookfield Property Split Corp. (“BOP Split”) Senior Preferred Shares:
Series 1	842,534	5.25%	21	23
Series 2	556,746	5.75%	11	13
Series 3	789,718	5.00%	16	18
Series 4	594,994	5.20%	12	18
BSREP II RH B LLC (“Manufactured Housing”) Preferred Capital	—	9.00%	249	249
Rouse Series A Preferred Shares	5,600,000	5.00%	142	142
BSREP II Vintage Estate Partners LLC (“Vintage Estates”) Preferred Shares	10,000	5.00%	40	40
Capital Securities – Fund Subsidiaries			863	922
Total capital securities			$3,033	$3,075

Current			$649	$75
Non-current			2,384	3,000
Total capital securities			$3,033	$3,075
(1)Class B, Series 1 and 2 capital securities - corporate are owned by Brookfield Asset Management. BPO has an offsetting loan receivable against these securities earning interest at 95% of bank prime.

The capital securities presented above represent interests in the partnership or its subsidiaries that are in legal form equity and are accounted for as liabilities in accordance with IAS 32 due to the redemption features of these instruments.

On December 4, 2014, the partnership issued $1,800 million of Preferred Equity Units to the Class A Preferred Unitholder. The Preferred Equity Units are exchangeable at the option of the Class A Preferred Unitholder into LP Units at a price of $25.70 per unit and were issued in three tranches of $600 million each, with an average dividend yield of 6.5% and maturities of seven, ten and twelve years. After three years for the seven-year tranche and four years for the ten- and twelve-year tranches, the partnership can effectively require the holder to exchange the Preferred Equity Units into LP Units as long as the LP Units are trading at or above 125%, 130% and 135%, respectively, of the exchange price. Upon maturity, the Preferred Equity Units that remain outstanding will be redeemed in exchange for LP Units valued at the 20-day, volume-weighted average trading price at such time. Brookfield Asset Management has contingently agreed to acquire the seven-year and ten-year tranches of Preferred Equity Units from the Class A Preferred Unitholder for the initial issuance price plus accrued and unpaid distributions and to exchange such units for Preferred Equity Units with terms and conditions substantially similar to the twelve-year tranche to the extent that the market price of the LP Units is less than 80% of the exchange price at maturity. The Class A Preferred Unitholder has the right to designate one member to the board of directors of the partnership. The Preferred Equity Units have been accounted for as a compound instrument comprised of (i) a financial liability representing the partnership’s obligations to redeem the Preferred Equity Units at maturity for a variable number of BPY Units and (ii) an equity instrument representing the Class A Preferred Unitholder’s right to convert the Preferred Equity Units to a fixed number of BPY Units. The cash proceeds received from issuing the Preferred Equity Units were allocated between capital securities ($1,535 million) and limited partners’ equity ($265 million). The allocation between capital securities and equity was based on first determining the liability component by discounting the cash flows associated with these securities at market interest rates. The equity component was then assigned the residual amount after deducting from the fair value of the instrument as a whole the amount separately determined for the liability component.

The holders of each series of the BOP Split Senior Preferred Shares are each entitled to receive fixed cumulative preferential cash dividends, if, as and when declared by the Board of Directors of BOP Split. Dividends on each series of the BOP Split Senior Preferred Shares are payable quarterly on the last day of March, June, September and December in each year.

Capital securities includes $249 million at December 31, 2020 (December 31, 2019 - $249 million) of preferred equity interests held by a third party investor in Manufactured Housing which have been classified as a liability, rather than as a non-controlling interest, due to the fact the holders are entitled to distributions equal to their capital balance plus 9% annual return payable in monthly distributions until maturity in December 2025.

Capital securities also includes $142 million at December 31, 2020 (December 31, 2019 - $142 million) of preferred equity interests held by a third party investor in Rouse Properties, L.P. (“Rouse”) which have been classified as a liability, rather than as a non-controlling interest, due to the fact that the interests are mandatorily redeemable on or after November 12, 2025 for a set price per unit plus any accrued but unpaid distributions; distributions are capped and accrue regardless of available cash generated.

Capital securities also includes $40 million at December 31, 2020 (December 31, 2019 - $40 million) of preferred equity interests held by the partnership’s co-investor in Vintage Estate which have been classified as a liability, rather than as non-controlling interest, due to the fact that the preferred equity interests are mandatorily redeemable on April 26, 2023 for cash at an amount equal to the outstanding principal balance of the preferred equity plus any accrued but unpaid dividend.

The Capital Securities - Fund Subsidiaries includes $807 million (December 31, 2019 - $860 million) of equity interests in Brookfield DTLA Holdings LLC (“DTLA”) held by co-investors in DTLA which have been classified as a liability, rather than as non-controlling interest, as holders of these interests can cause DTLA to redeem their interests in the fund for cash equivalent to the fair value of the interests on October 15, 2023, and on every fifth anniversary thereafter. Capital Securities – Fund Subsidiaries are measured at FVTPL.

Capital Securities - Fund Subsidiaries also includes $56 million at December 31, 2020 (December 31, 2019 - $62 million) which represents the equity interests held by the partnership’s co-investor in the D.C. Fund which have been classified as a liability, rather than as non-controlling interest, due to the fact that on June 18, 2023, and on every second anniversary thereafter, the holders of these interests can redeem their interests in the D.C. Fund for cash equivalent to the fair value of the interests.

Reconciliation of cash flows from financing activities from capital securities is shown in the table below:

			Non-cash changes on capital securities
(US$ Millions)	Dec. 31, 2019	Capital securities redeemed net of issued	Fair value changes	Foreign currency translation	Other	Dec. 31, 2020
Capital securities	$3,075	$(13)	$(23)	$—	$(6)	$3,033

Capital securities includes $38 million (December 31, 2019 - $49 million) repayable in Canadian Dollars of C$49 million (December 31, 2019 - C$64 million).